UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 27, 2006

                             ENERGAS RESOURCES INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                      0-33259                     73-1620724
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(State or other jurisdiction   (Commission File No.)        (IRS Employer
of incorporation)                                         Identification No.)

                           800 Northeast 63rd Street,
                          Oklahoma City, Oklahoma 73105
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (405) 879-1752
                                                       --------------

                                       N/A
                     ---------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry Into a Material Definitive Agreement

      On July 27, 2000 the Company borrowed $550,000 from Dutchess Private Equities Fund, L.P. See the exhibits attached to this report for further information concerning this loan.

Item 3.02   Sales of Equity Securities

     As partial consideration for making the loan referred to in Item 1.01, the Company agreed to issue 800,000 shares of its common stock to Dutchess Private Equities. The Company will rely upon the exemption provided by Section 4.2 of the Securities Act of 1933 in connection with the issuance of these shares.

Item 9.01   Financial Statements and Exhibits

      Exhibit No.       Description

          10            Promissory Note and Security Agreement






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 31, 2006

                                    ENERGAS RESOURCES INC.



                                     By:  /s/ George G. Shaw
                                         ---------------------------
                                         George G. Shaw, President













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                                   EXHIBIT 10